UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2004

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19551 Commission File Number	47-0728886 (IRS Employer Identification No.)

9719 Estate Thomas Havensight

PO Box 12030

St. Thomas, U.S. Virgin Islands 00801

(Address of principal executive offices and zip code)

(340) 777-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release of the Company dated March 12, 2004

Item 9.	Regulation FD Disclosure. (Information furnished pursuant to Item 12, “Results of Operations and Financial Condition”)

On March 12, 2004, Atlantic Tele-Network, Inc. (the “Company”) issued a press release announcing earnings results for the quarter and year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or

otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

By:	/s/ MICHAEL T. PRIOR

Chief Financial Officer

March 15, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release of the Company dated March 15, 2004